EXHIBIT 10.23

Cisco Systems       5500 Wayzata Boulevard, Suite 725, Golden Valley, MN





January 26, 1999

Mr. Bill Bedri
NetVoice Technologies, Inc.
13747 Montfort, #101
Dallas, TX  75240

Re:  Amendment #1 to LEASE AGREEMENT NO. 72003013-AC

Dear Mr. Bedri:

The above referenced lease agreement is subject to the changes noted below. Please review these changes for accuracy, sign where indicated, fax back to (612) 513-3299, and mail the original ink signed document to my attention at the above address.

____ The Rental Terms of your lease have changed.
____ The Equipment Configuration on your lease has changed.

OLD TERMS                               NEW TERMS
Term:               24 Months           Remaining Term:     24 Months
Payment Amount:     $15,728.65/mo       Payment Amount:     $15,801.24/mo
Purchase Option:    FMV                 Purchase Option:    FMV
Equipment Amount:   $380,866.00         Equipment Amount:   $382,708.45

You have added the following to your lease:

1. Quantity (2) MEM-I/O-FLC20M Cisco 7200 I/O PCMCIA Flash Memory, 20MB Option @ $390.50/ea. for a total of $781.00.
2. Quantity (1) WS-C1924-A 24-Port 10MB Switch W/2 100BaseTXPorts; Ent Ed Upgradable @$1,061.45/ea.

Your monthly payment has been adjusted accordingly.


Sincerely,                              _______ Accepted and Acknowledged



Susan K. Vik                            ________________________________
PROGRAM MANAGER-ISP GROUP               Bill Bedri
                                        NetVoice Technologies, Inc.

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NETVOICE TECHNOLOGIES, INC.        NetVoice Technologies
                                   13747 Montfort Drive
                                   Suite 101
                                   Dallas, Texas  75240
                                   Tel: 972-788-2988
                                   Fax: 972-788-2995


Date: 12/29/1998              PURCHASE ORDER

To:  Cisco Systems, Inc.           Purchase Order:     Cisco122998-0103
     Susan K. Vik                  Quote Number:       49556
     Program Manager   ISP Group   Total Price:        $380,866.00
     7036 Kit Creek Road           Monthly Lease:      $15,728.65
     PO Box 14987                  Advance Payment:    $34,052.53
     Research Triangle Park, NC 27709
     Ph: 800-553-6387 X22981
     Fax: 919-472-2969

_________________________________________________________________________

Product                                 Unit List                Extended
Number    Product Description    Qty    Price       Discount     Price
_________________________________________________________________________

CISCO SYSTEMS CAPITAL CORP.        MASTER LEASE NUMBER
5500 Wayzata Blvd., Suite 725
Golden Valley, MN  55416-1242           EQUIPMENT SCHEDULE
Tel. 800/928-2349 FAX 612/513-3299

              EQUIPMENT SCHEDULE FOR MASTER LEASE AGREEMENT

The Equipment listed on this Equipment Schedule is subject to the applicable Master Lease Agreement and all the conditions and terms stated therein.

Equipment Location
13747 Monfort, #101 Dallas    TX        75240          Dallas
Street Address      City      State     Zip            County



                          EQUIPMENT DESCRIPTION

Quantity  Make/Model                         Serial Number

     See Cisco Quote $49556 for equipment descriptions


PURCHASE OPTIONS    __ Fair Market Value
                    __ Other ________________

The Purchase Option terms and conditions are listed in Section 7 of the Master Lease Agreement

SALES TAX OPTIONS:  __ Each lease payment is subject to sales tax
                    __ Total sales tax required in advance
                    __ Exempt Certificate Attached
                         (subject to local tax regulations)

LEASE TERM                    ____________ MONTHS

PAYMENT SCHEDULE
MONTHLY LEASE PAYMENT         ____________/month*
                         (Excludes Applicable Taxes)
                         Automatic Bank Payments (ACH)


ADVANCE PAYMENT               ____________
                         (Includes Applicable Taxes)

REMAINING MONTHLY PAYMENTS    _____________
                         (Excludes Applicable Taxes)

SECURITY DEPOSIT (If Any)     _____________


LESSEE HAS READ AND IS SUBJECT TO THE CONDITIONS SET FORTH ON THE MASTER
LEASE.

IN WITNESS WHEREOF LESSEE HAS HEREBY EXECUTED THIS NON-CANCELABLE LEASE THIS ____ DAY OF __________ 200_.

NAME OF LESSEE NETVOICE            LESSOR: SUNRISE LEASING CORPORATION
TECHNOLOGIES, INC.

SIGNED__________________DATE_____
     SIGNED___________________________

NAME AND TITLE___________________
     DATE_____________________________